UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 2, 2011

PAETEC Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-52486	20-5339741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PAETEC Plaza 600 Willowbrook Office Park Fairport, New York		14450
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 340-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)  PAETEC Holding Corp. (the “Company”) held its 2011 annual meeting of stockholders on June 2, 2011 (the “2011 annual meeting”). At the 2011 annual meeting, the Company’s stockholders voted on five proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A for the 2011 annual meeting filed with the Securities and Exchange Commission on April 20, 2011.

(b) The final voting results with respect to each proposal voted upon at the 2011 annual meeting are set forth below.

Proposal 1

The Company’s stockholders elected each of the three nominees to Class II of the Board of Directors for a three-year term expiring at the 2014 annual meeting of stockholders by a plurality of the votes cast, as set forth below:

	For	Withheld	Broker Non-Votes
Tansukh V. Ganatra	111,575,828	901,719	21,246,155
William R. McDermott	85,745,149	26,732,398	21,246,155
Mark Zupan	111,146,504	1,331,043	21,246,155

There were no abstentions in the election of directors.

Of the continuing directors not elected at the 2011 annual meeting, (1) Arunas A. Chesonis, Richard T. Aab, Alex Stadler and Keith M. Wilson serve as Class III directors for a term expiring at the 2012 annual meeting of stockholders and (2) Shelley Diamond, H. Russell Frisby, Jr. and Michael C. Mac Donald serve as Class I directors with a term expiring at the 2013 annual meeting of stockholders.

Proposal 2

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year, as set forth below:

For	Against	Abstentions
132,963,399	638,615	121,688

There were no broker non-votes with respect to this proposal.

Proposal 3

The Company’s stockholders approved the PAETEC Holding Corp. 2011 Omnibus Incentive Plan, as set forth below:

For	Against	Abstentions	Broker Non-Votes
109,160,769	2,794,053	522,725	21,246,155

Proposal 4

The Company’s stockholders approved, by a non-binding, advisory vote, the Company’s named executive officer compensation as disclosed in the proxy statement for the 2011 annual meeting, as set forth below:

For	Against	Abstentions	Broker Non-Votes
110,874,302	1,036,809	566,436	21,246,155

Proposal 5

By a non-binding, advisory vote, the Company’s stockholders designated every “1 Year” as the frequency with which the Company should hold a non-binding, advisory vote to approve the Company’s named executive officer compensation, as set forth below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
103,249,351	129,110	8,961,184	137,902	21,246,155

(d)    In light of the stockholder vote at the 2011 annual meeting on proposal 5 as reported above, the Company’s Board of Directors has determined that the Company will include a non-binding, advisory vote in its proxy materials to approve the Company’s compensation of its named executive officers as disclosed in such proxy materials (a “say-on-pay vote”) every 1 year until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAETEC Holding Corp.

Date: June 8, 2011	/s/ Mary K. O’Connell
Mary K. O’Connell
Executive Vice President, General Counsel and Secretary (Duly Authorized Officer)

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